                                      10.73

                 WAIVER OF COVENANT COMPLIANCE LETTER AGREEMENT

VIA FEDEX

March 14, 2002


The Sports Club Company
Mr. Rex Licklider, CEO
Mr. Tim O'Brien, CFO
11100 Santa Monica Blvd., Suite 300
Los Angeles, CA 90025

Re:     Waiver of Covenant Compliance

Gentlemen:

        Reference is made to that certain Fourth Amended and Restated Loan Agreement, dated as of April 1, 1999, by and among the undersigned and the borrowers listed on the signature pages below, as amended pursuant to that certain First Amendment to Fourth Amended and Restated Loan Agreement, dated as of December 3, 1999, that certain Second Amendment to Fourth Amended and Restated Loan Agreement, dated as of August 10, 2000 and that certain Third Amendment to Fourth Amended and Restated Loan Agreement, dated as of June 1, 2001 (as the same may hereafter be amended, modified and extended and/or restated from time to time, the "Loan Agreement").

        Borrowers and Guarantors have requested that the Agent and the Banks waive certain specific Defaults which have occurred and are continuing, and/or may occur and continue, under the Loan Agreement, and the Agent and the Banks are willing to do so upon the terms and conditions specified below. Therefore, when countersigned by you in the spaces provided below, the following will constitute our agreements as to the waiver of such Defaults:

1. Waiver of Defaults. Effective as of the Effective Date (as defined below) and to expire no later than May 31, 2002, the Agent and the Banks hereby waive (a) Borrowers' failure to comply with the financial covenants specified in Sections 6.13, 6.14 and 6.21(b) of the Loan Agreement, in each case with respect to the fiscal quarter ended December 31, 2001 and (b) Borrowers' anticipated failure to comply with the financial covenants specified in Sections 6.13, 6.14 and 6.21(b) of the Loan Agreement with respect to the fiscal quarter ended March 31, 2002. This waiver is strictly limited as provided above and will not extend to any fiscal quarter other than those ended December 31, 2001 and March 31, 2002 or to any other matter, event or transaction not specifically referred to in the immediately preceding sentence. Expect for the matters specifically waived in that sentence, all terms and conditions of the Loan Agreement and all other Loan Documents remain unchanged and in full force and effect. The Agent and the Banks reserve all of their respective powers, rights, remedies, claims, causes of action, defenses and privileges under or in respect of the Loan Agreement and the other Loan Documents, and each Borrower and Guarantor acknowledges that neither the waivers reflected herein nor the Agent's or any Bank's present awareness of the existence of any Default or Event of Default: (a) imposes any obligation on the Agent or any Bank to defer the enforcement of its powers, rights, remedies, claims, causes of action, defenses or privileges under the Loan Agreement or any of the

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

Loan Documents as to any matters not waived herein, such enforcement action to be taken in the sole discretion of the Agent and/or the Banks, as the case may be, when it or they determine that it is appropriate to do so; or (b) affects or diminishes any Borrower's or Guarantor's obligation to comply with any term or provision of the Loan Agreement or any other Loan Document.

        Without limiting the generality of the foregoing, Borrowers and Guarantors acknowledge that the Maturity Date is and remains May 31, 2002 and that on the Maturity Date all of the Loans and Obligations must be paid and/or performed in full; that no waiver contained herein will affect in any manner the Loans or the Obligations which will so become due and payable in full on the Maturity Date; that the Maturity Date will not be extended for any additional period unless and until such time, if any, as the Agent and all Banks execute and deliver to Borrowers definitive written agreements agreeing to extend the same; and that any such extension of the Maturity Date may be granted or withheld by the Agent and the Banks in their sole and absolute discretion.

        2. Guarantors' Reaffirmation. By executing this letter agreement, each Guarantor hereby acknowledges the waivers by the Agent and the Banks specified in Section 1 above and, notwithstanding such waivers, hereby reaffirms as of the Effective Date each of the covenants and agreements made by it in its respective Guaranty and agrees that each of such covenants and agreements will remain unmodified and in full force and effect from and after the Effective Date.

        3. Conditions Precedent. The satisfaction of the following will be conditions precedent for the benefit of the Agent and the Banks to the effectiveness of the waivers specified above, and the date on which all of the following conditions precedent are satisfied is referred to herein as the "Effective Date:"

               3.1. Reaffirmation of Intercreditor Agreement. The Agent will have received a Reaffirmation of Intercreditor Agreement in the form of Exhibit A to this letter agreement, duly executed by each of the parties to the same.

               3.2. Bank Expenses. All legal fees, costs and other expenses not to exceed $1,000.00 which the Agent and the Banks have incurred in connection with this letter agreement as of the Effective Date but which have not previously been reimbursed by Borrowers will have been so reimbursed by Borrowers.

        4. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Banks that no event has occurred and is continuing that is a Default, other than the Defaults waived pursuant to Section 1 above.

        5. Counterparts. This letter agreement may be executed in multiple counterparts, each of which will constitute an original and all of which, taken together, will constitute but one and the same instrument.

        6. Governing Law. This letter agreement will be governed by, and construed in accordance with, the laws of the State of California.

        Please indicate your acceptance of the foregoing by executing the enclosed counterparts of this letter agreement in the spaces provided below and returning the same

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to the undersigned, whereupon this letter agreement will be considered a binding agreement.

                                     AGENT:

                                       COMERICA BANK-CALIFORNIA, a
                                       California banking corporation, as Agent

                                       By: /s/ William Phillips

                                          --------------------------------------
                                           William Phillips, Vice President

                                     BANKS:

                                       COMERICA BANK-CALIFORNIA, a California
                                       banking corporation


                                       By: /s/ William Phillips

                                          --------------------------------------
                                           William Phillips, Vice President

BORROWERS:

THE SPORTS CLUB COMPANY, INC.,
a Delaware corporation

By:     /s/ Rex A. Licklider

   -------------------------------------
    Rex A. Licklider
    Its: Co-Chief Executive Officer

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PONTIUS REALTY, INC.                           LA/IRVINE SPORTS CLUBS, LTD.
a California corporation                       a California limited partnership


By:  /s/ Lois Barberio                         By: Sports Club, Inc. of
   -----------------------------------             California, general partner
     Lois Barberio
     Its:   Secretary

                                               By:   /s/ Rex A. Licklider
                                                    --------------------------
                                                    Rex A. Licklider
                                                    Its: Chief Executive Officer
                                                         and President

SPORTS CLUB, INC. OF CALIFORNIA                TALLA NEW YORK, INC.,
a California corporation                       a New York corporation


By:     /s/ Rex A. Licklider                   By:   /s/ Rex A. Licklider
    -----------------------------------           ------------------------------
     Rex A. Licklider                               Rex A. Licklider
     Its: Chief Executive Officer                   Its:President
          and President

IRVINE SPORTS CLUB, INC.,                      SCC NEVADA, INC.,
a California corporation                       a Nevada corporation,


By:     /s/ Rex A. Licklider                   By:   /s/ Rex A. Licklider
    -----------------------------------            --------------------------
     Rex A. Licklider                               Rex A. Licklider
     Its: Chief Executive Officer                   Its:President
          and President

THE SPORTSMED COMPANY, INC.,
a California corporation

By:   /s/ Rex A. Licklider

   ----------------------------------
     Rex A. Licklider
     Its: Chief Executive Officer

          and President

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

SCC SPORTS CLUB, INC.,
a Texas corporation

By:  /s/ Rex A. Licklider

    --------------------------------------
     Rex A. Licklider
     Its: Chief Executive Officer

          and President

HFA SERVICES, INC.,
a California corporation,


By:  /s/ Rex A. Licklider

    ---------------------------------------
     Rex A. Licklider
     Its: Chief Executive Officer

          and President

NY SPORTS CLUB, INC.
a Delaware corporation,


By:  /s/ Lois Barberio

    ------------------------------------
     Lois Barberio
     Its: Secretary

SF SPORTS CLUB, INC.
a Delaware corporation,


By:  /s/ Lois Barberio

   -------------------------------------
     Lois Barberio
     Its: Secretary

WASHINGTON D.C. SPORTS CLUB, INC.,
a Delaware corporation,


By:  /s/ Lois Barberio

   -------------------------------------
     Lois Barberio
     Its: Secretary

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

GUARANTORS:

/s/ Rex A. Licklider

----------------------------------------
Rex A. Licklider

/s/ Michael Talla

----------------------------------------
Michael Talla

MDP VENTURES, II, LLC,
A New York limited liability company


By   /s/ Brian Collins

   -------------------------------------
        Brian Collins
Its

    ------------------------------------



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